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                                                                    EXHIBIT 23.6



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1999, with respect to the financial statements of The Toledo, Peoria and Western Railroad incorporated by reference in the Registration Statement (Amendment No. 1 to Form S-3
No. 333-87415 dated January 28, 2000) of RailAmerica, Inc. for the registration of 3,130,907 shares of its common stock.



                                                            Ernst & Young, LLP




Syracuse, New York
January 26, 2000